Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

First Quarter Fiscal 2017 Financial Results

- Net Sales of $207.0 Million for First Quarter, up 40.1% Year-Over-Year

- First Quarter GAAP Net Income Per Diluted Share of $0.57

- First Quarter Non-GAAP Net Income Per Diluted Share of $0.62

- Company Increases Full Year Fiscal 2017 Financial Guidance

SPRINGFIELD, Mass., September 1, 2016 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), a leader in firearm manufacturing and design, today announced financial results for the fiscal first quarter 2017, ended July 31, 2016.

First Quarter Fiscal 2017 Financial Highlights

•	Quarterly net sales were $207.0 million compared with $147.8 million for the first quarter last year, an increase of 40.1%.

•	Gross margin for the quarter was 42.3% compared with 39.8% for the first quarter last year.

•	Quarterly GAAP net income was $32.6 million, or $0.57 per diluted share, as compared with $14.4 million, or $0.26 per diluted share, for the comparable quarter last year.

•	Quarterly non-GAAP net income was $35.1 million, or $0.62 per diluted share compared with $17.7 million, or $0.32 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments in net income exclude amortization for acquisitions as well as one-time, acquisition-related transaction costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $65.8 million, or 31.8% of net sales.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, said, “We are very pleased with our first quarter results, which exceeded our financial guidance. We believe that higher revenue was driven by strong consumer demand as reflected in adjusted background checks from the National Instant Criminal Background Check System (NICS) as well as our own market share gains. During the quarter, we announced the acquisition of Taylor Brands and Crimson Trace, two accretive acquisitions, making strong in-roads on our strategy to become a leader in the market for shooting, hunting, and rugged outdoor enthusiasts. These acquisitions, which further expand our presence in the markets for outdoor products and accessories, were completed early in the second quarter. Based upon that timing, as well as our performance for the first quarter and our revised outlook for the remainder of fiscal 2017, we are raising our full year revenue and net income guidance.”

Crimson Trace Corporation Acquisition

•	The industry leader in laser sighting systems and tactical lighting for firearms

•	Trailing twelve months revenue of approximately $44.7 million (including $10.8 million sales to Smith & Wesson)

•	Key supplier to Smith & Wesson

•	Organic 10-year compound annual revenue growth rate of over 10%

•	Will form the foundation for Smith & Wesson’s new Electro-Optics Division

•	$95.0 million purchase price, utilizing cash on hand

•	http://ir.smith-wesson.com/phoenix.zhtml?c=90977&p=irol-newsArticle&ID=2188000

Taylor Brands, LLC Acquisition

•	Industry leading provider of high quality knives and specialty tools

•	Trailing twelve months revenue of approximately $41.0 million

•	Organic 5-year compound annual revenue growth rate of over 12%

•	Long-standing licensee of Smith & Wesson

•	Other owned brands: Schrade, Uncle Henry, Old Timer, and Imperial

•	Tuck-in to accessories division; expands presence in hunting and rugged outdoor market

•	$85.0 million purchase price, utilizing cash on hand

•	http://ir.smith-wesson.com/phoenix.zhtml?c=90977&p=irol-newsArticle&ID=2186082

Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, said, “In line with our expanding presence in the market for rugged outdoors products, we have made the decision to position our accessories division and our new electro-optics division under a segment named Outdoor Products & Accessories, in order to better reflect the large and growing addressable market for those offerings. As a result, effective with the fiscal first quarter, we are now reporting results in the following two segments: Firearms and Outdoor Products & Accessories.”

Buchanan continued, “Strong gross margins in the quarter were driven by several factors, including increased production volumes in the firearms segment. Operating cash flow was positive at $38.1 million despite our seasonal inventory build as we prepare for the upcoming fall hunting and holiday shopping seasons. As a result, cash during the quarter increased to $215.0 million, providing liquidity to fund the $180.0 million in strategic acquisitions that we closed early in the second quarter. We ended the first quarter with total debt of $173.7 million and no borrowings on our $175.0 million revolving line of credit, thus affording us ample liquidity for any future acquisitions we may consider.”

Financial Outlook

SMITH & WESSON HOLDING CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending October 31, 2016		Range for the Year Ending April 30, 2017
Net sales (in thousands)	$220,000	$230,000	$900,000	$920,000

GAAP income per share - diluted	$0.44	$0.48	$2.09	$2.19
Acquisition costs	0.01	0.01	0.03	0.03
Amortization of acquired intangible assets	0.08	0.08	0.33	0.33
Fair value inventory step-up and backlog expense	0.03	0.03	0.07	0.07
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.14)	(0.14)

Non-GAAP income per share - diluted	$0.53	$0.57	$2.38	$2.48

Conference Call and Webcast

The company will host a conference call and webcast today, September 1, 2016, to discuss its first quarter fiscal 2017 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at 844-309-6568 and reference conference code 59745084. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.smith-wesson.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) bond premium paid, (vii) debt extinguishment costs, (viii) the tax effect of non-GAAP adjustments, (ix) net cash provided by operating activities, (x) net cash used in investing activities, (xi) receipts from note receivable, (xii) interest expense (xiii) income tax expense, (xiv) depreciation and amortization, and (xv) stock-based compensation expense; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun and long gun products sold under the Smith & Wesson®, M&P®, and Thompson/Center Arms™ brands as well as providing forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, and tactical lighting products. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, and Golden Rod® Moisture Control as well as knives and specialty tools under Schrade, Old Timer, Uncle Henry, and Imperial. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our belief that higher revenue was driven by strong consumer demand as reflected in adjusted background checks from the NICS system as well as our own market share gains; our belief that the Taylor Brands and Crimson Trace acquisitions are accretive, making strong in-roads on our strategy to become a leader in the market for shooting, hunting, and rugged outdoor enthusiasts; our expanding presence in the markets for outdoor products and accessories; and our expectations for net sales, GAAP income per diluted share, acquisition costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the second quarter of fiscal 2017 and for fiscal 2017. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended
	July 31, 2016	July 31, 2015
	(In thousands, except per share data)
Net sales	$206,951	$147,763
Cost of sales	119,382	88,893

Gross profit	87,569	58,870

Operating expenses:
Research and development	2,152	2,396
Selling and marketing	9,195	9,219
General and administrative	23,698	17,438

Total operating expenses	35,045	29,053

Operating income	52,524	29,817

Other (expense)/income:
Other (expense)/income, net	—	(6)
Interest (expense)/income	(2,012)	(7,200)

Total other (expense)/income, net	(2,012)	(7,206)

Income from operations before income taxes	50,512	22,611
Income tax expense	17,896	8,199

Net income	32,616	14,412
Net income per share:
Basic	$0.58	$0.27

Diluted	$0.57	$0.26

Weighted average number of common shares outstanding:
Basic	56,049	54,218
Diluted	56,883	55,477

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	July 31, 2016	April 30, 2016
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$215,012	$191,279
Accounts receivable, net of allowance for doubtful accounts of $606 on July 31, 2016 and $680 on April 30, 2016	55,711	57,792
Inventories	87,649	77,789
Prepaid expenses and other current assets	6,119	4,307
Income tax receivable	1,298	2,064

Total current assets	365,789	333,231

Property, plant, and equipment, net	145,254	135,405
Intangibles, net	60,346	62,924
Goodwill	76,357	76,357
Other assets	6,937	11,586

	$654,683	$619,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$46,753	$45,513
Accrued expenses	30,252	28,447
Accrued payroll and incentives	9,180	18,784
Accrued income taxes	12,995	5,960
Accrued profit sharing	15,018	11,459
Accrued warranty	5,968	6,129
Current portion of notes payable	6,300	6,300

Total current liabilities	126,466	122,592
Deferred income taxes	12,010	12,161
Notes payable, net of current portion	165,205	166,564
Other non-current liabilities	10,641	10,370

Total liabilities	314,322	311,687

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 71,714,635 shares issued and 56,152,013 shares outstanding on July 31, 2016 and 71,558,633 shares issued and 55,996,011 shares outstanding on April 30, 2016	72	72
Additional paid-in capital	239,691	239,505
Retained earnings	273,926	241,310
Accumulated other comprehensive loss	(1,005)	(748)
Treasury stock, at cost (15,562,622 shares on July 31, 2016 and April 30, 2016)	(172,323)	(172,323)

Total stockholders’ equity	340,361	307,816

	$654,683	$619,503

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	July 31, 2016	July 31, 2015
	(In thousands)
Cash flows from operating activities:
Net income	$32,616	$14,412
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,320	11,030
Loss on sale/disposition of assets	14	63
Provision for losses on notes and accounts receivable	37	15
Stock-based compensation expense	1,792	1,545
Changes in operating assets and liabilities:
Accounts receivable	2,044	3,730
Inventories	(9,860)	(13,191)
Prepaid expenses and other current assets	(1,913)	(3,509)
Income taxes	7,801	669
Accounts payable	(240)	2,592
Accrued payroll and incentives	(9,604)	1,810
Accrued profit sharing	3,559	1,747
Accrued expenses	1,805	(4,820)
Accrued warranty	(161)	(246)
Other assets	(145)	698
Other non-current liabilities	12	80

Net cash provided by operating activities	38,077	16,625

Cash flows from investing activities:
Refunds on machinery and equipment	4,773	835
Receipts from note receivable	21	21
Payments to acquire patents and software	(133)	(66)
Payments to acquire property and equipment	(15,776)	(7,940)

Net cash used in investing activities	(11,115)	(7,150)

Cash flows from financing activities:
Proceeds from loans and notes payable	—	105,000
Cash paid for debt issuance costs	—	(918)
Payments on capital lease obligation	(149)	(149)
Payments on notes payable	(1,575)	(100,000)
Proceeds from Economic Development Incentive Program	101	—
Proceeds from exercise of options to acquire common stock	—	634
Payment of employee withholding tax related to restricted stock units	(4,139)	(1,661)
Excess tax benefit of stock-based compensation	2,533	814

Net cash (used in)/provided by financing activities	(3,229)	3,720

Net increase in cash and cash equivalents	23,733	13,195
Cash and cash equivalents, beginning of period	191,279	42,222

Cash and cash equivalents, end of period	$215,012	$55,417

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$2,755	$8,253
Income taxes	7,685	6,816

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	July 31, 2016		July 31, 2015
	$	% of Sales	$	% of Sales
GAAP gross profit	$87,569	42.3%	$58,870	39.8%
Discontinued operations	—	—	52	0.1%

Non-GAAP gross profit	$87,569	42.3%	$58,922	39.9%

GAAP operating expenses	$35,045	16.9%	$29,053	19.7%
Amortization of acquired intangible assets	(2,544)	-1.2%	(2,073)	-1.4%
TCA accessories transition costs	—	—	(82)	-0.1%
Discontinued operations	(21)	0.0%	(20)	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	1,772	1.2%
Acquisition-related costs	(1,333)	-0.6%	—	0.0%

Non-GAAP operating expenses	$31,147	15.1%	$28,650	19.4%

GAAP operating income	$52,524	25.4%	$29,817	20.2%
Amortization of acquired intangible assets	2,544	1.2%	2,073	1.4%
TCA accessories transition costs	—	—	82	0.1%
Discontinued operations	21	0.0%	72	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	(1,772)	-1.2%
Acquisition-related costs	1,333	0.6%	—	—

Non-GAAP operating income	$56,422	27.3%	$30,272	20.5%

GAAP net income	$32,616	15.8%	$14,412	9.8%
Bond premium paid	—	—	2,938	2.0%
Amortization of acquired intangible assets	2,544	1.2%	2,073	1.4%
Debt extinguishment costs	—	—	1,723	1.2%
TCA accessories transition costs	—	—	82	0.1%
Discontinued operations	21	0.0%	72	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	(1,772)	-1.2%
Acquisition-related costs	1,333	0.6%	—	—
Tax effect of non-GAAP adjustments	(1,380)	-0.7%	(1,857)	-1.3%

Non-GAAP net income	$35,134	17.0%	$17,671	12.0%

GAAP net income per share - diluted	$0.57		$0.26
Bond premium paid	—		0.05
Amortization of acquired intangible assets	0.04		0.04
Debt extinguishment costs	—		0.03
TCA accessories transition costs	—		0.00
Discontinued operations	0.00		0.00
DOJ/SEC costs including insurance recovery costs	—		(0.03)
Acquisition-related costs	0.02		—
Tax effect of non-GAAP adjustments	(0.02)		(0.03)

Non-GAAP net income per share - diluted	$0.62 (a)		$0.32

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2016	July 31, 2015
Net cash provided by operating activities	$38,077	$16,625
Net cash used in investing activities	(11,115)	(7,150)
Receipts from note receivable	(21)	(21)

Free cash flow	$26,941	$9,454

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2016	July 31, 2015
GAAP net income	$32,616	$14,412
Interest expense	2,054	7,200
Income tax expense	17,897	8,199
Depreciation and amortization	10,104	8,999
Stock-based compensation expense	1,792	1,545
Acquisition-related costs	1,333	—
Discontinued operations	21	72
TCA accessories transition costs	—	82
DOJ/SEC costs, including insurance recovery costs	—	(1,642)

Non-GAAP Adjusted EBITDAS	$65,817	$38,867